Exhibit 99.2

BRISTOL-MYERS SQUIBB COMPANY

NET SALES FROM CONTINUING OPERATIONS

QUARTERLY SALES TREND ANALYSIS

($ in millions)

Net Sales	2005							2006							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Pharmaceuticals Group	$3,578	$3,886	$7,464	$3,778	$11,242	$4,012	$15,254	$3,700							3%	3%

US Pharmaceuticals	1,767	2,084	3,851	2,069	5,920	2,220	8,140	2,064							17%	17%
Primary Care	1,258	1,539	2,797	1,486	4,283	1,653	5,936	1,409							12%	12%
Oncology/Virology	348	345	693	370	1,063	391	1,454	419							20%	20%
Neuroscience	161	200	361	213	574	176	750	231							43%	43%
Immunoscience	—	—	—	—	—	—	—	5							—	—

Latin America/Canada	258	306	564	285	849	325	1,174	288							12%	12%

Europe and Middle East Medicines	1,201	1,112	2,313	1,030	3,343	1,053	4,396	1,024							-15%	-15%

Asia/Pacific Medicines	299	329	628	342	970	354	1,324	279							-7%	-7%

Nutritionals	526	548	1,074	547	1,621	584	2,205	565							7%	7%

Other Healthcare	428	455	883	442	1,325	423	1,748	411							-4%	-4%

ConvaTec	228	247	475	250	725	267	992	230							1%	1%

Medical Imaging	145	151	296	150	446	156	602	181							25%	25%

Consumer Medicines	55	57	112	42	154	—	154	—							-100%	-100%

Total Company	$4,532	$4,889	$9,421	$4,767	$14,188	$5,019	$19,207	$4,676							3%	3%

% of Total Sales	2005							2006							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Pharmaceuticals Group	79.0%	79.5%	79.2%	79.3%	79.2%	79.9%	79.4%	79.1%							10	10

US Pharmaceuticals	39.0%	42.6%	40.9%	43.4%	41.7%	44.2%	42.4%	44.1%							510	510
Primary Care	27.8%	31.4%	29.7%	31.2%	30.2%	32.9%	30.9%	30.1%							230	230
Oncology/Virology	7.7%	7.1%	7.4%	7.8%	7.5%	7.8%	7.6%	9.0%							130	130
Neuroscience	3.5%	4.1%	3.8%	4.4%	4.0%	3.5%	3.9%	4.9%							140	140
Immunoscience	—	—	—	—	—	—	—	0.1%							10	10

Latin America/Canada	5.7%	6.3%	6.0%	6.0%	6.0%	6.5%	6.1%	6.2%							50	50

Europe and Middle East Medicines	26.5%	22.7%	24.6%	21.6%	23.6%	21.0%	22.9%	21.9%							(460)	(460)

Asia/Pacific Medicines	6.6%	6.7%	6.7%	7.2%	6.8%	7.1%	6.9%	6.0%							(60)	(60)

Nutritionals	11.6%	11.2%	11.4%	11.5%	11.4%	11.7%	11.5%	12.1%							50	50

Other Healthcare	9.4%	9.3%	9.4%	9.2%	9.4%	8.4%	9.1%	8.8%							(60)	(60)

ConvaTec	5.0%	5.0%	5.1%	5.2%	5.1%	5.3%	5.2%	4.9%							(10)	(10)

Medical Imaging	3.2%	3.1%	3.1%	3.1%	3.2%	3.1%	3.1%	3.9%							70	70

Consumer Medicines	1.2%	1.2%	1.2%	0.9%	1.1%	—	0.8%	—							(120)	(120)

Total Company	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

BRISTOL-MYERS SQUIBB COMPANY

SEGMENT SALES AND COMPOSITION OF CHANGE IN SALES FOR CONTINUING OPERATIONS

FOR THE PERIOD ENDED MARCH 31, 2006

(DOLLARS IN MILLIONS)

YEAR-TO-DATE

	Pharmaceuticals Group	Nutritionals	Convatec	Medical Imaging	Consumer Medicines	Continuing Operations
Price Increases(Decreases)	5%	3%	-1%	5%	—	5%
Foreign Exchange	-2%	1%	-5%	—	—	-2%
Volume	—	3%	7%	20%	-100%	—

Total Change	3%	7%	1%	25%	-100%	3%

Total 2006 Period to Date Sales	$3,700	$565	$230	$181	$0	$4,676
Total 2005 Period to Date Sales	$3,578	$526	$228	$145	$55	$4,532

BRISTOL-MYERS SQUIBB COMPANY

CONSOLIDATED STATEMENT OF EARNINGS

CONTINUING OPERATIONS

($ in Millions, except per share amounts)

	2005							2006							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net Sales	$4,532	$4,889	$9,421	$4,767	$14,188	$5,019	$19,207	$4,676							3%	3%
Cost of products sold	1,367	1,483	2,850	1,483	4,333	1,595	5,928	1,476							8%	8%
Marketing, selling and administrative	1,183	1,268	2,451	1,286	3,737	1,369	5,106	1,238							5%	5%
Advertising and product promotion	318	365	683	349	1,032	444	1,476	295							-7%	-7%
Research and development	653	649	1,302	669	1,971	775	2,746	750							15%	15%
Provision for restructuring and other items, net	3	2	5	(5)	—	32	32	1							-67%	-67%
Litigation (income)/charges, net	124	(26)	98	(26)	72	197	269	(21)							-117%	-117%
Gain on sale of business and product asset	—	—	—	(569)	(569)	—	(569)	(200)							—	—
Equity in net income of affiliates	(69)	(87)	(156)	(84)	(240)	(94)	(334)	(93)							-35%	-35%
Other (income)/expense, net	25	105	130	38	168	(131)	37	37							48%	48%

Total expenses	3,604	3,759	7,363	3,141	10,504	4,187	14,691	3,483							-3%	-3%

Earnings from Continuing Operations Before Minority Interest and Income Taxes	928	1,130	2,058	1,626	3,684	832	4,516	1,193							29%	29%

Provision for income taxes	268	(21)	247	507	754	178	932	328							22%	22%
Minority interest, net of taxes	122	160	282	155	437	155	592	151							24%	24%

Earnings from Continuing Operations	$538	$991	$1,529	$964	$2,493	$499	$2,992	$714							33%	33%

Interest expense on conversion of convertible debt bonds, net of tax	4	5	9	6	15	7	22	8

Earnings from continuing operations used for diluted earnings per common share calculation	$542	$996	$1,538	$970	$2,508	$506	$3,014	$722

Diluted Earnings per Common Share Continuing Operations**	$0.27	$0.50	$0.78	$0.49	$1.27	$0.26	$1.52	$0.36							33%	33%

Average Common Shares Outstanding - Diluted	1,981	1,984	1,982	1,984	1,983	1,983	1,983	1,988							—	—
Dividends declared per common share	$0.28	$0.28	$0.56	$0.28	$0.84	$0.28	$1.12	$0.28							—	—

% of Net Sales	2005							2006							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Gross Margin	69.8%	69.7%	69.7%	68.9%	69.5%	68.2%	69.1%	68.4%							(140)	(140)

Cost of products sold	30.2%	30.3%	30.3%	31.1%	30.5%	31.8%	30.9%	31.6%							140	140
Marketing, selling and administrative	26.1%	25.9%	26.0%	27.0%	26.3%	27.3%	26.6%	26.5%							40	40
Advertising and product promotion	7.0%	7.5%	7.2%	7.3%	7.3%	8.8%	7.7%	6.3%							(70)	(70)
Research and development	14.4%	13.3%	13.8%	14.0%	13.9%	15.4%	14.3%	16.0%							160	160
Total expenses	79.5%	76.9%	78.2%	65.9%	74.0%	83.4%	76.5%	74.5%							(500)	(500)

Earnings from Continuing Operations Before Minority Interest and Provision for Income Taxes	20.5%	23.1%	21.8%	34.1%	26.0%	16.6%	23.5%	25.5%							500	500

Earnings from Continuing Operations	11.9%	20.3%	16.2%	20.2%	17.6%	9.9%	15.6%	15.3%							340	340

Other Ratios
Effective Tax Rate	28.9%	-1.9%	12.0%	31.2%	20.5%	21.4%	20.6%	27.5%

Other (Income)/ Expense, net	2005							2006							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Interest expense	$97	$73	$170	$79	$249	$100	$349	$116							20%	20%
Interest income	(45)	(23)	(68)	(28)	(96)	(52)	(148)	(62)							-38%	-38%
Foreign exchange transaction (gains)/losses	12	35	47	—	47	11	58	(12)							-200%	-200%
Other, net	(39)	20	(19)	(13)	(32)	(190)	(222)	(5)							87%	87%

	$25	$105	$130	$38	$168	$(131)	$37	$37							48%	48%

*	in excess of +/- 200%
**	amounts may not calculate due to rounding differences between continuing and discontinued operations.

BRISTOL-MYERS SQUIBB COMPANY

WORLDWIDE NET SALES FROM CONTINUING OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2005							2006							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Total Company	$4,532	$4,889	$9,421	$4,767	$14,188	$5,019	$19,207	$4,676							3%	3%

PHARMACEUTICALS	3,578	3,886	7,464	3,778	11,242	4,012	15,254	3,700							3%	3%

Cardiovascular	1,712	2,031	3,743	1,935	5,678	2,090	7,768	1,917							12%	12%
Plavix	814	968	1,782	980	2,762	1,061	3,823	986							21%	21%
Pravachol	520	625	1,145	527	1,672	584	2,256	536							3%	3%
Avapro/ Avalide	196	258	454	251	705	277	982	233							19%	19%
Coumadin	49	50	99	57	156	56	212	55							12%	12%
Monopril	59	54	113	49	162	46	208	48							-19%	-19%

Virology	430	457	887	440	1,327	450	1,777	468							9%	9%
Reyataz	149	183	332	176	508	188	696	207							39%	39%
Sustiva	173	167	340	170	510	170	680	175							1%	1%
Zerit	59	59	118	51	169	47	216	40							-32%	-32%
Baraclude	—	5	5	2	7	5	12	11							—	—

Infectious Diseases	293	261	554	239	793	286	1,079	199							-32%	-32%
Cefzil	82	54	136	48	184	75	259	23							-72%	-72%

Oncology	387	371	758	380	1,138	395	1,533	361							-7%	-7%
Taxol	205	186	391	175	566	181	747	147							-28%	-28%
Erbitux	87	98	185	107	292	121	413	138							59%	59%

Affective (Psychiatric) Disorders	232	284	516	306	822	267	1,089	323							39%	39%
Abilify**	188	240	428	260	688	224	912	283							51%	51%

Immunoscience	—	—	—	—	—	—	—	5							—	—
Orencia	—	—	—	—	—	—	—	5							—	—

Other Pharmaceuticals
Efferalgan	88	55	143	66	209	74	283	68							-23%	-23%

NUTRITIONALS	526	548	1,074	547	1,621	584	2,205	565							7%	7%
Enfamil	235	250	485	230	715	277	992	237							1%	1%
Enfagrow	50	49	99	54	153	53	206	67							34%	34%

OTHER HEALTHCARE	428	455	883	442	1,325	423	1,748	411							-4%	-4%

CONVATEC	228	247	475	250	725	267	992	230							1%	1%
Ostomy	127	139	266	139	405	145	550	123							-3%	-3%
Wound Therapeutics	97	103	200	104	304	112	416	105							8%	8%

MEDICAL IMAGING	145	151	296	150	446	156	602	181							25%	25%
Cardiolite	102	108	210	106	316	100	416	103							1%	1%

CONSUMER MEDICINES	55	57	112	42	154	—	154	—							-100%	-100%

**	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.
***	In excess of +/- 200%

BRISTOL-MYERS SQUIBB COMPANY

DOMESTIC* NET SALES FROM CONTINUING OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

																% Change in U.S. Total Prescription****
	2005							2006							% Change	NPA	NGPS
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	Qtr vs. Qtr	Qtr vs. Qtr
Total Company	$2,310	$2,668	$4,978	$2,638	$7,616	$2,845	$10,461	$2,638							14%

PHARMACEUTICALS	1,777	2,097	3,874	2,082	5,956	2,234	8,190	2,076							17%

Cardiovascular	1,080	1,377	2,457	1,328	3,785	1,496	5,281	1,341							24%
Plavix	673	823	1,496	833	2,329	906	3,235	850							26%	15%	13%
Pravachol	258	353	611	297	908	366	1,274	302							17%	-18%	-17%
Avapro/ Avalide	102	157	259	147	406	168	574	139							36%	6%	4%
Coumadin	42	42	84	49	133	50	183	47							12%	-25%	-28%
Monopril	3	2	5	1	6	3	9	2							-33%	-55%	-56%

Virology	231	231	462	239	701	244	945	259							12%
Reyataz	92	98	190	105	295	110	405	119							29%	19%	17%
Sustiva	103	97	200	101	301	102	403	108							5%	4%	3%
Zerit	26	26	52	24	76	21	97	19							-27%	-33%	-33%
Baraclude	—	5	5	2	7	4	11	9							—	N/A	N/A

Infectious Diseases	91	57	148	53	201	75	276	12							-87%
Cefzil	50	30	80	27	107	46	153	(5)							-110%	-83%	-84%

Oncology	115	112	227	131	358	144	502	159							38%
Taxol	4	4	8	4	12	5	17	4							—	N/A	N/A
Erbitux	87	97	184	106	290	121	411	136							56%	N/A	N/A

Affective (Psychiatric) Disorders	167	206	373	221	594	183	777	237							42%
Abilify**	161	200	361	214	575	175	750	231							43%	29%	29%

Immunoscience	—	—	—	—	—	—	—	5							—
Orencia	—	—	—	—	—	—	—	5							—	N/A	N/A

Other Pharmaceuticals
Efferalgan	—	—	—	—	—	—	—	—							—	N/A	N/A

NUTRITIONALS	255	267	522	266	788	282	1,070	247							-3%
Enfamil	162	171	333	168	501	184	685	155							-4%	N/A	N/A
Enfagrow	—	—	—	—	—	—	—	—							—	N/A	N/A

OTHER HEALTHCARE	242	253	495	252	747	225	972	231							-5%

CONVATEC	66	71	137	82	219	93	312	73							11%
Ostomy	34	38	72	43	115	46	161	34							—	N/A	N/A
Wound Therapeutics	30	29	59	34	93	40	133	37							23%	N/A	N/A

MEDICAL IMAGING	124	127	251	129	380	132	512	158							27%
Cardiolite	91	96	187	95	282	88	370	91							—	N/A	N/A

CONSUMER MEDICINES	52	55	107	41	148	—	148	—							-100%

*	This table presents Total Company sales on a legal entity source basis and segment and product sales on a country management reported basis.
As a result, the sum of segment sales does not tie to Total Company sales.
**	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.
***	In excess of +/- 200%
****	The estimated total U.S. prescription growth for the retail and mail order channels are calculated based on National Prescription Audit (NPA) and Next-Generation Prescription Services (NGPS) data provided by IMS Health, a supplier of market research for the pharmaceutical industry. The NPA data is based on a simple average of the estimated number of prescriptions in the retail and mail order channels, and the NGPS data is based on a weighted average of the estimated number of prescription units (pills) in each of the retail and mail order channels as provided by IMS.

BRISTOL-MYERS SQUIBB COMPANY

INTERNATIONAL* NET SALES FROM CONTINUING OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2005							2006							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr
Total Company	$2,222	$2,221	$4,443	$2,129	$6,572	$2,174	$8,746	$2,038							-8%

PHARMACEUTICALS	1,801	1,789	3,590	1,696	5,286	1,778	7,064	1,624							-10%

Cardiovascular	632	654	1,286	607	1,893	594	2,487	576							-9%
Plavix	141	145	286	147	433	155	588	136							-4%
Pravachol	262	272	534	230	764	218	982	234							-11%
Avapro/ Avalide	94	101	195	104	299	109	408	94							—
Coumadin	7	8	15	8	23	6	29	8							14%
Monopril	56	52	108	48	156	43	199	46							-18%

Virology	199	226	425	201	626	206	832	209							5%
Reyataz	57	85	142	71	213	78	291	88							54%
Sustiva	70	70	140	69	209	68	277	67							-4%
Zerit	33	33	66	27	93	26	119	21							-36%
Baraclude	—	—	—	—	—	1	1	2							—

Infectious Diseases	202	204	406	186	592	211	803	187							-7%
Cefzil	32	24	56	21	77	29	106	28							-13%

Oncology	272	259	531	249	780	251	1,031	202							-26%
Taxol	201	182	383	171	554	176	730	143							-29%
Erbitux	—	1	1	1	2	—	2	2							—

Affective (Psychiatric) Disorders	65	78	143	85	228	84	312	86							32%
Abilify**	27	40	67	46	113	49	162	52							93%

Immunoscience	—	—	—	—	—	—	—	—							—
Orencia	—	—	—	—	—	—	—	—							—

Other Pharmaceuticals
Efferalgan	88	55	143	66	209	74	283	68							-23%

NUTRITIONALS	271	281	552	281	833	302	1,135	318							17%
Enfamil	73	79	152	62	214	93	307	82							12%
Enfagrow	50	49	99	54	153	53	206	67							34%

OTHER HEALTHCARE	186	202	388	190	578	198	776	180							-3%

CONVATEC	162	176	338	168	506	174	680	157							-3%
Ostomy	93	101	194	96	290	99	389	89							-4%
Wound Therapeutics	67	74	141	70	211	72	283	68							1%

MEDICAL IMAGING	21	24	45	21	66	24	90	23							10%
Cardiolite	11	12	23	11	34	12	46	12							9%

CONSUMER MEDICINES	3	2	5	1	6	—	6	—							-100%

*	This table presents Total Company sales on a legal entity source basis and segment and product sales on a country management reported basis.
As a result, the sum of segment sales does not tie to Total Company sales.
**	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.
***	In excess of +/- 200%

BRISTOL-MYERS SQUIBB COMPANY

EARNINGS FROM CONTINUING OPERATIONS BEFORE MINORITY INTEREST AND INCOME TAXES

EXCLUDING SPECIFIED ITEMS

($ in millions)

	2006
	Q1				TOTAL YEAR
Earnings from Continuing Operations Before Minority Interest and Provision for Income Taxes	$1,193				$1,193
Specified items:
Gain on sale of product asset	(200)				(200)
Litigation matters	40				40
Insurance recoveries	(21)				(21)
Provision for restructuring / other	69				69

Earnings from Continuing Operations Before Minority Interest and Provision for Income Taxes Excluding Specified Items	$1,081				$1,081

	2005
	Q1	Q2	Q3	Q4	TOTAL YEAR
Earnings from Continuing Operations Before Minority Interest and Provision for Income Taxes	$928	$1,130	$1,626	$832	$4,516
Specified items:
Gain on sale of equity investment	(18)	(9)	—	—	(27)
Litigation matters	124	269	—	197	590
Insurance recoveries	—	(295)	(26)	—	(321)
Provision for restructuring / other	68	94	31	95	288
Termination of muraglitizar agreement	—	—	—	(138)	(138)
Gain on sale of businesses	—	—	(569)	—	(569)

Earnings from Continuing Operations Before Minority Interest and Provision for Income Taxes Excluding Specified Items	$1,102	$1,189	$1,062	$986	$4,339

BRISTOL-MYERS SQUIBB COMPANY

DILUTED EARNINGS PER COMMON SHARE FROM CONTINUING OPERATIONS

EXCLUDING SPECIFIED ITEMS

	2006
	Q1				TOTAL YEAR *
Diluted Earnings per Common Share from Continuing Operations	$0.36				$0.36

Specified items:
Gain on sale of product asset	(0.06)				(0.06)
Litigation matters	0.01				0.01
Insurance recoveries	(0.01)				(0.01)
Provision for restructuring / other	0.02				0.02

Diluted Earnings per Common Share from Continuing Operations Excluding Specified Items	$0.32				$0.32

	2005
	Q1	Q2	Q3	Q4	TOTAL YEAR *
Diluted Earnings per Common Share from Continuing Operations	$0.27	$0.50	$0.49	$0.26	$1.52

Specified items:
Gain on sale of equity investment	(0.01)	—	—	—	(0.01)
Litigation matters	0.05	0.10	—	0.06	0.22
Insurance recoveries	—	(0.09)	(0.01)	—	(0.10)
Provision for restructuring / other	0.03	0.03	0.02	0.03	0.10
Termination of muraglitizar agreement	—	—	—	(0.04)	(0.04)
Gain on sale of businesses	—	—	(0.19)	—	(0.19)
Tax items	—	(0.07)	—	—	(0.07)

Diluted Earnings per Common Share from Continuing Operations Excluding Specified Items	$0.34	$0.47	$0.31	$0.31	$1.43

*	quarterly amounts may not add to the annual total due to rounding of individual calculations.

BRISTOL-MYERS SQUIBB COMPANY

SPECIFIED ITEMS

FOR THE THREE MONTHS ENDED MARCH 31, 2006 AND 2005

($ in millions)

Three months ended March 31, 2006

	Cost of products sold	Research and development	Sales Force	Provision for restructuring and other items, net	Litigation settlement income	Other (income)/ expense, net	Gain on sale of product asset	Total
Litigation Matters:
Insurance recovery	$—	$—	$—	$—	$(21)	$—	$—	$(21)
Commercial litigation	—	—	—	—	—	40	—	40

	—	—	—	—	(21)	40	—	19

Other:
Accelerated depreciation, asset impairment and contract termination	46	—	4	—	—	—	—	50
Downsizing and streamlining of worldwide operations	—	—	—	1	—	—	—	1
Upfront and milestone payments	—	18	—	—	—	—	—	18
Gain on sale of product asset	—	—	—	—	—	—	(200)	(200)

	$46	$18	$4	$1	$(21)	$40	$(200)	(112)

Income taxes on items above								48
Minority interest, net of taxes								(13)

Increase to Net Earnings from Continuing Operations								$(77)

Three months ended March 31, 2005

	Cost of products sold	Research and development	Provision for restructuring and other items, net	Litigation settlement expense	Other (income)/ expense, net	Total
Litigation Matters:
Private litigations and governmental investigations	$—	$—	$—	$124	$—	$124

Other:
Gain on sale of equity investment	—	—	—	—	(18)	(18)
Loss on sale of fixed assets	—	—	—	—	16	16
Accelerated depreciation	13	1	—	—	—	14
Downsizing and streamlining of worldwide operations	—	—	3	—	—	3
Upfront and milestone payments	—	35	—	—	—	35

	$13	$36	$3	$124	$(2)	174

Income taxes on items above						(42)

Reduction to Net Earnings from Continuing Operations						$132

BRISTOL-MYERS SQUIBB COMPANY

SELECT BALANCE SHEET INFORMATION

($ in millions)

	March 31, 2005	June 30, 2005	September 30, 2005	December 31, 2005	March 31, 2006	June 30, 2006	September 30, 2006	December 31, 2006
Cash, cash equivalents and marketable debt securities	$5,982	$3,040	$3,781	$5,799	$5,281	$—	$—	$—
Receivables, net of allowances	3,647	3,315	3,306	3,378	3,236	—	—	—

Short-term borrowings	244	292	277	231	234	—	—	—
Long-term debt	8,326	6,008	5,895	8,364	8,278	—	—	—

Stockholders’ equity	10,381	10,801	11,268	11,208	11,556	—	—	—

Capital expenditures and capitalized software (for the quarter ended)	181	171	185	201	202	—	—	—

BRISTOL-MYERS SQUIBB COMPANY

2006 DILUTED EPS FROM CONTINUING OPERATIONS

IMPACT OF PROJECTED SPECIFIED ITEMS

Diluted EPS Impact
Downsizing and streamlining of worldwide operations	$0.03
Milestone payments	0.03
Gain on sale of product asset	(0.06)
Litigation Matters	0.01
Insurance recoveries	(0.01)

Total	$—

BRISTOL-MYERS SQUIBB COMPANY

ESTIMATED MONTHS ON HAND OF TOP 15 U.S. PHARMACEUTICAL PRODUCTS

IN THE U.S. WHOLESALER DISTRIBUTION CHANNEL

The following table sets forth, for each of the Company’s top 15 pharmaceutical products (based on 2005 annual net sales) and products that the Company views as current and future growth drivers sold by the Company’s U.S. Pharmaceuticals business, the U.S. Pharmaceuticals net sales and the estimated number of months on hand of the applicable product in the U.S. wholesaler distribution channel for each of the six quarters ended December 31, 2004 through March 31, 2006.

	December 31, 2004		March 31, 2005		June 30, 2005		September 30, 2005		December 31, 2005		March 31, 2006
	Net Sales	Months on Hand	Net Sales	Months on Hand	Net Sales	Months on Hand	Net Sales	Months on Hand	Net Sales	Months on Hand	Net Sales	Months on Hand
	($ in millions)		($ in millions)		($ in millions)		($ in millions)		($ in millions)		($ in millions)
Abilify (total revenue)	$170	0.9	$161	0.7	$200	0.7	$214	0.9	$175	0.6	$231	0.5
Avapro/Avalide	154	0.9	102	0.8	157	0.6	147	0.5	168	0.6	139	0.4
Baraclude	—	—	—	—	5	4.7	2	1.2	4	0.7	9	1.0
Cefzil	60	1.1	50	0.7	30	0.8	27	0.7	46	0.7	(5)	9.8
Coumadin	69	1.0	42	1.0	42	0.7	49	0.6	50	0.8	47	0.6
Erbitux*	88	0.2	87	**	97	—	106	—	121	—	136	—
Glucophage Franchise	48	1.1	39	1.0	44	0.8	38	0.7	29	0.7	25	0.7
Kenalog	18	1.3	11	0.9	15	0.5	19	0.7	23	0.9	23	0.7
Orencia	—	—	—	—	—	—	—	—	—	—	5	0.9
Paraplatin	(12)	1.2	15	0.9	(1)	0.8	9	1.1	5	0.9	7	1.2
Plavix	816	0.9	673	0.8	823	0.6	833	0.4	906	0.6	850	0.4
Pravachol	433	1.0	258	0.8	353	0.7	297	0.5	366	0.6	302	0.4
Reyataz	99	0.9	92	0.8	98	0.8	105	0.6	110	0.5	119	0.6
Sustiva	103	0.8	103	0.8	97	0.8	101	0.6	102	0.6	108	0.5
Tequin	39	0.9	38	0.7	22	0.8	21	0.9	22	0.9	13	0.8
Videx/Videx EC	25	0.9	10	1.2	5	1.0	7	1.1	7	0.9	4	0.9
Zerit	31	0.9	26	0.8	26	0.8	24	0.8	21	0.8	19	0.7

For all products other than Erbitux, the Company determines the above months on hand estimates by dividing the estimated amount of the product in the U.S. wholesaler distribution channel by the estimated amount of out-movement of the product from the U.S. wholesaler distribution channel over a period of thirty-one days, all calculated as described below. Factors that may influence the Company’s estimates include generic competition, seasonality of products, wholesaler purchases in light of increases in wholesaler list prices, new product launches, new warehouse openings by wholesalers and new customer stockings by wholesalers. In addition, such estimates are calculated using third party data, which represent their own record-keeping processes and as such, may also reflect estimates.

Estimates of product in the wholesaler distribution channel and out-movement are based on weekly information received directly from third-parties, and excludes any inventory held by intermediaries such as retailers and hospitals, and excludes goods in transit to such wholesalers. The Company determines the amount of out-movement of a product over a period of thirty-one days by using the most recent out-movement of a product as provided by these third parties, adjusted to reflect the Company’s estimate of goods in transit to these wholesalers. The Company estimates the amount of goods in transit by using information provided by these wholesalers with respect to their open orders and the Company’s records of sales to these wholesalers with respect to such open orders.

*	To help maintain the product quality of the Company’s biologic oncology product, ERBITUX, the product is shipped only to end-users and not to other intermediaries (such as wholesalers) to hold for later sales. During 2004 and through May 2005, one of the Company’s wholesalers provided warehousing, packing and shipping services for ERBITUX. Such wholesaler held ERBITUX inventory on consignment and, under the Company’s revenue recognition policy, the Company recognized revenue when such inventory was shipped by the wholesaler to the end-user. The above estimates of months on hand for the three months ended March 31, 2005, were calculated by dividing the inventories of ERBITUX held by the wholesaler for its own account as reported by the wholesaler as of the end of the quarter by the Company’s net sales for the last calendar month of the quarter. The inventory levels reported by the wholesaler are a product of the wholesaler’s own record-keeping process. Upon the divestiture of OTN in May 2005, the Company discontinued the consignment arrangement with the wholesaler, and thereafter did not have ERBITUX consignment inventory. Following the divesture, the Company sells ERBITUX to intermediaries (such as specialty oncology distributors) and ships ERBITUX directly to the end users of product who are the customers of those intermediaries. The company recognizes revenue upon such shipment consistent with its revenue recognition policy. Accordingly, subsequent to June 30, 2005, there was no ERBITUX inventory held by wholesalers.
**	Less than 0.1 months on hand.

BRISTOL-MYERS SQUIBB COMPANY

ESTIMATED MONTHS ON HAND OF TOP INTERNATIONAL PHARMACEUTICAL AND WORLDWIDE NON-PHARMACEUTICAL PRODUCTS

The following table, which was posted on the Company’s website and furnished on Form 8-K, sets forth for each of the Company’s key products sold by the reporting segments listed below, the net sales of the applicable product for each of the four quarters ended March 31, 2005, through December 31, 2005, and the estimated number of months on hand of the applicable product in the direct customer distribution channel for the reporting segment as of the end of each of the four quarters. The estimates of months on hand for key products described below for the International Pharmaceuticals reporting segment are based on data collected for all of the Company’s significant business units outside of the United States. Also described further below is information on non-key product(s) where the amount of inventory on hand at direct customers is more than approximately one month and the impact is not de minimus. For the other reporting segments, estimates are based on data collected for the United States and all significant business units outside of the United States.

	March 31, 2005		June 30, 2005		September 30, 2005		December 31, 2005
	Net Sales	Months on Hand	Net Sales	Months on Hand	Net Sales	Months on Hand	Net Sales	Months on Hand
	(dollars in millions)		(dollars in millions)		(dollars in millions)		(dollars in millions)
International Pharmaceuticals
Abilify (total revenue)	$27	0.6	$40	0.6	$46	0.8	$49	0.6
Avapro/Avalide	94	0.4	101	0.4	104	0.5	109	0.6
Bufferin	26	0.5	32	1.0	31	0.6	36	0.7
Capoten	42	0.8	42	0.8	38	0.9	38	0.8
Dafalgan	40	1.3	33	0.8	34	1.3	34	1.2
Efferalgan	88	0.9	55	0.5	66	1.1	74	1.0
Maxipime	46	0.7	52	0.8	40	0.7	48	0.8
Monopril	56	0.6	52	0.7	48	1.0	43	0.9
Paraplatin	29	0.6	34	0.6	33	0.6	33	0.8
Perfalgan	42	0.5	42	0.6	38	0.7	43	0.6
Plavix	141	0.7	145	0.5	147	0.6	155	0.6
Pravachol	262	0.7	272	0.7	230	0.8	218	0.8
Reyataz	57	0.6	85	0.8	71	0.9	78	0.6
Sustiva	70	0.5	70	0.6	69	0.6	68	0.6
Taxol	201	0.5	182	0.5	171	0.5	176	0.8
Videx/Videx EC	39	0.8	38	0.9	34	0.9	34	0.9

Nutritionals
Enfamil	235	0.9	250	0.9	230	0.9	277	1.0
Nutramigen	44	1.0	47	1.0	44	1.1	48	1.1

Other Healthcare
ConvaTec
Ostomy	127	0.9	139	0.9	139	0.9	145	1.0
Wound Therapeutics	97	0.8	103	0.8	104	0.8	112	0.9
Medical Imaging
Cardiolite	102	0.7	108	0.7	106	0.8	100	1.0

The above months on hand information represents the Company’s estimates of aggregate product level inventory on hand at direct customers at the end of each quarter divided by the expected demand for the applicable product. Expected demand is the estimated ultimate patient/consumer demand calculated based on estimated end-user consumption or direct customer out-movement data over the most recent thirty-one day period or other reasonable period. Factors that may affect the Company’s estimates include generic competition, seasonality of products, direct customer purchases in light of price increases, new product launches, new warehouse openings by direct customers, new customer stockings by direct customers and expected direct customer purchases for governmental bidding situations.